SUPPLEMENT DATED MAY 25, 2007

  TO THE VALUEMARK(R) II & III AND VALUEMARK(R) IV VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 1, 2007

                                    ISSUED BY
              ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, AND
                         ALLIANZ LIFE VARIABLE ACCOUNT B


            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
           THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND
                         RETAINED FOR FUTURE REFERENCE.


    1. Class 1 shares of the AZL S&P 500 INDEX FUND are available under the Contracts as of May 1, 2007. The reference to footnote (8) in Appendix A - Annual Operating Expenses for Each Investment Option, reflecting that Class 1 shares of the AZL S&P 500 Index Fund are not currently available, is deleted.


    2. Class 1 shares of the AZL OPPENHEIMER DEVELOPING MARKETS FUND are available to certain Contract Owners as described in footnote (12) below, which is added to Appendix A - Annual Operating Expenses for Each Investment Option.

             AZL Oppenheimer Developing Markets Fund - Class 1((12))

             (12) Class 1 shares of the AZL Oppenheimer Developing Markets Fund are available only to contract owners who had contract value allocated to Class 1 shares of the Templeton Developing Markets Securities Fund at the close of the Business Day on April 30, 2007.

         The reference to footnote (8), reflecting that Class 1 shares of the AZL Oppenheimer Developing Markets Fund are not currently available is deleted from Appendix A - Annual Operating Expenses for Each Investment Option.

                                                                  PRO-002-0507